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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    February 17, 1999

                        CB RICHARD ELLIS SERVICES, INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                     001-12231                 52-161606
         --------                     ---------                 ---------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)
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        533 South Fremont Avenue, Los Angeles, California         90071
        ---------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (213) 613-3123
                                                          --------------



      ____________________________________________________________________

         (Former name or former address, if changed since last report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  The following is furnished as an exhibit to this report:

           99 Press release dated February 17, 1999 issued by CB Richard Ellis Services, Inc.

This report may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in the report. Such forward-looking statements speak only as of the date of this report. The company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CB RICHARD ELLIS SERVICES, INC.

Date:  March 3, 1999                       By: /s/ Walter V. Stafford
                                              ----------------------------

                                                Walter V. Stafford
                                                Senior Executive Vice President,
                                                and General Counsel

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                                 EXHIBIT INDEX



Exhibit
Number                       Description of Exhibit
------                       ----------------------


99          Press release dated February 17, 1999 issued by CB Richard Ellis
            Services, Inc.

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